--------------------------------------------------------------------------------


                                  John Hancock

                                  Patriot
                                    Premium
                                   DIVIDEND FUND I


------
ANNUAL
REPORT
------

9.30.01

                       Sign up for electronic delivery at
                       www.jhancock.com/funds/edelivery




                        [LOGO]    John Hancock
                               ------------------
                               JOHN HANCOCK FUNDS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]
--------------------------------------------------------------------------------

Dear Fellow Shareholders,

The U.S. stock market has had a very difficult time so far in 2001, as the economy has slowed to a near standstill and the parade of corporate earnings disappointments has continued. The Federal Reserve aggressively began to attack the economic slowdown, cutting short-term interest rates throughout the year. However, the moves had little effect and the market remained in turmoil as investors tried to get a clearer timetable for economic and corporate recovery.

Then on September 11, 2001, a terrorist attack of unspeakable magnitude was launched on the United States, shocking the world, sending markets worldwide into a short-term free fall and pushing the already fragile U.S. economy even closer to the brink of recession. As a result, the Standard & Poor's 500 Index, a leading benchmark of large-cap stocks, lost 20.38% year-to-date through September. Bonds have outperformed stocks overall, producing mostly positive results, as they were the beneficiaries of the rate cuts and investors' search for safety.

Table of contents
---------------------------
Your fund at a glance
page 1
---------------------------
Manager's report
page 2
---------------------------
Fund's investments
page 6
---------------------------
Financial statements
page 9
---------------------------
For your information
page 21
---------------------------

Apart from the immediate impact of devastating human loss, the tragic events of September 11 have understandably raised concerns about the broader repercussions on our country's economy and financial markets. We have great confidence in the United States economy, its financial systems and, above all, its people. Throughout history, they have withstood a range of challenges - from the Great Depression, to wars, natural disasters and global financial turmoil - and have emerged stronger thereafter. We encourage shareholders to keep this longer-term perspective, difficult as it may seem, when making investment decisions in the coming days.

Today, we are seeing the full resources of industry and the U.S. government working to bolster and sustain our systems. Although we expect market volatility in the near term, what remains certain is that the U.S. economic and financial systems are working and resilient. "The American economy is open for business,"said Deputy Treasury Secretary Ken Dam the day after the attack. We never had any doubts.

Sincerely,

/s/Maureen R. Ford
------------------
Maureen R. Ford,
Chairman and Chief Executive Officer

Over the last twelve months

[ ] A stalled economy, sinking corporate profits and the events of September 11, 2001 kept the stock market in turmoil.

[ ] High yields and dividends helped preferred stocks weather the slowing economy and September sell-off.

[ ] The Fund's focus on investment-grade preferreds with high levels of income served it well.

--------------------------------------------------------------------------------
[Bar chart with heading "John Hancock Patriot Premium Dividend Fund I". Under the heading is a note that reads "Fund performance for the year ended September 30, 2001." The chart is scaled in increments of 1% with 0% at the bottom and 4% at the top. The first bar represents the 3.15% total return for John Hancock Patriot Premium Dividend Fund I. A note below the chart reads "The total return is at net asset value with all distributions reinvested."]
--------------------------------------------------------------------------------

Top 10 holdings

3.4%     NSTAR
3.0%     Puget Sound Energy, Inc. (7.45%, Ser II)
2.7%     El Paso Tennessee Pipeline Co. (8.25%, Ser A)
2.6%     CH Energy Group, Inc.
2.6%     MCN Michigan, L.P. (9.375%, Ser A)
2.5%     Sierra Pacific Power Co. (7.80%, Ser 1, Class A)
2.5%     Coastal Finance I (8.375%)
2.3%     South Carolina Electric & Gas Co. (6.52%)
2.3%     Devon Energy Corp. (6.49%, Ser A)
2.3%     Shaw Communications, Inc. (8.45%, Ser A)

As a percentage of net assets on September 30, 2001.

-----------
YOUR FUND
AT A GLANCE
-----------

The Fund seeks to provide high current income, consistent with modest growth in capital, by investing in a diversified portfolio of dividend-paying preferred and common equity securities.

             BY GREGORY K. PHELPS FOR THE PORTFOLIO MANAGEMENT TEAM

---------
MANAGERS'
REPORT
---------

John Hancock
Patriot Premium
Dividend Fund I

The stock market sell-off that occurred in the aftermath of the tragic events of September 11, 2001 compounded the problems of a market already struggling with the forces of a stalled economy and declining corporate earnings. The result was significantly curtailed 12-month returns for preferred stocks and utility common stocks. As the Fund began its fiscal year in the final months of 2000, preferred stocks were boosted by rising expectations that the Federal Reserve Board would cut interest rates in early 2001 to hoist a flagging economy. (Because of their high fixed dividends, preferred stocks tend to rise in value when interest rates fall, just as bonds do.) A decline in the supply of preferred stocks also aided their performance.

"...a stalled economy and declining corporate earnings."

From January through mid-June 2001, however, preferred stocks stalled. Even though the Fed cut interest rates as expected, those rate cuts already had been factored into preferred-stock prices for the most part. Furthermore, lower interest rates prompted more companies to issue new securities, causing supply to expand and prices to languish. Finally, demand for preferred stocks waned a bit during periods when investors sought out higher-yielding investments, such as corporate and junk bonds. Preferreds resumed their rise between mid-June and mid-September as the Fed continued to lower rates, and the supply of preferreds contracted as companies sought to capitalize on lower rates by redeeming outstanding issues.

UTILITY COMMON STOCKS WEAK IN 2001

Utility common stocks - which made up roughly 30% of the portfolio's net assets at the end of September - also enjoyed strong gains during the final months of 2000. Increased volatility encouraged defensive investors to seek refuge in utility

--------------------------------------------------------------------------------
[A photo of Team leader Greg Phelps flush right next to first paragraph.]
--------------------------------------------------------------------------------

stocks for their relatively stable earnings gains and sizable dividends. In January 2001, however, utility stocks experienced a severe decline, as investors abandoned them in favor of other industry groups with better growth prospects. Utility common stocks continued to falter throughout the spring, and things got even tougher in July and August when a couple of utilities warned that their earnings growth was weaker than expected. The news cast a pall over the entire group and prompted a wave of profit-taking.

"Our holdings were overwhelmingly tilted toward investment-grade securities..."

In mid-September the tragic attacks on the World Trade Center and the Pentagon occurred. In the week following the attacks, the market suffered a dramatic sell-off that no stock group - including preferred and utility common stocks - escaped. But in the final week of the month, both preferred stocks and utility common stocks started to regain some of their footing, hoisted by investors seeking attractive levels of income as interest rates plunged.

PERFORMANCE REVIEW

For the 12 months ended September 30, 2001, the Fund returned 3.15% at net asset value. By comparison, the average income and preferred closed-end fund returned 2.87%, according to Lipper, Inc. The Dow Jones Utility Average returned -21.97% and the broad market, as measured by the Standard & Poor's 500 Index, returned -26.61%.

HIGH-QUALITY FOCUS AIDS PERFORMANCE

Given the volatile nature of the markets during the past year, the portfolio's emphasis on high-quality investments aided performance. Our holdings were overwhelmingly tilted toward investment-grade securities, which outpaced their

--------------------------------------------------------------------------------
[Table at top left-hand side of page entitled "Top five sectors." The first listing is Utilities 74%, the second is Oil & Gas 6%, the third Broker services 6%, the fourth Finance 5%, and the fifth Media 4%.
--------------------------------------------------------------------------------

below-investment-grade counterparts due to concerns that they would struggle during weak economic conditions.

SOME PREFERREDS WITHSTAND VOLATILITY

Another factor that worked in our favor was our relatively large weighting in "cushion"preferred stocks, whose higher-than-average dividends help cushion their share prices during difficult market environments. High-yielding preferreds, such as telephone service provider TDS Capital, performed relatively well thanks to strong demand from yield-hungry investors. The TDS preferred stocks we own offer yields in excess of 8%, which was very high compared with yields offered by money markets, U.S. Treasury bonds and other fixed-income investments.

--------------------------------------------------------------------------------
[Pie chart in middle of page with heading "Portfolio diversification as a percentage of net assets on Sept. 30, 2001." The chart is divided into Two sections (from top to left): Preferred stocks 69% and Common stocks 31%. ]
--------------------------------------------------------------------------------

Similar trends helped boost our holdings in Grand Metropolitan Delaware, which offered a yield of 9.42%. Another preferred that performed well was student loan provider USA Education. Its 6.97% coupon and good financial results attracted investors.

One of our biggest detractors during the year was the common stock of electric provider Western Resources, which performed poorly when a couple of regulatory rulings went against the company and put in jeopardy the company's planned merger with Public Service of New Mexico.

--------------------------------------------------------------------------------
[Table at top of page entitled "SCORECARD". The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is TDS Capital followed by an up arrow with the phrase "Benefits from strong demand for high-income stocks." The second listing is USA Education followed by an up arrow with the phrase "Falling interest rates boost financial results." The third listing is Western Resources followed by a down arrow with the phrase "Unfriendly regulatory actions cast doubt about planned merger."]
--------------------------------------------------------------------------------

MARKET WEAKNESS PRESENTS OPPORTUNITIES

Throughout the past year, we used periods of weakness - such as January and September 2001 - to add to some of our favorite utility common stocks at attractive prices. We added to our stakes in Progress Energy, a vertically integrated electric and gas utility in the southeastern United States. Another addition was Xcel Energy, a vertically integrated electric and gas company that pays a higher-than-average dividend yield.

"Unless the Fed is satisfied that the economy has stabilized, it's likely that more interest-rate cuts are in the offing."

OUTLOOK

It's extremely difficult to determine how the events of September 11 and subsequent developments will affect the near-term performance of the stock market and the longer-term state of the economy. But in making its eighth interest-rate cut of the year on September 17, the Fed continued to state its concern about the possibility of a recession and suggested it stands ready to cut rates further if economic conditions do not improve. Unless the Fed is satisfied that the economy has stabilized, it's likely that more interest-rate cuts are in the offing. Falling rates should continue to benefit investment-grade preferred stocks over the near term, especially given how attractive their yields are relative to other fixed-income investments.

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

FINANCIAL STATEMENTS

This schedule is divided into three main categories: preferred stocks, common stocks and short-term investments. The stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

-----------
FUND'S
INVESTMENTS
-----------

Securities owned by the Fund on September 30, 2001.




SHARES                                   ISSUER                                                                VALUE
--------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS 68.70%                                                                                 $147,323,606
--------------------------------------------------------------------------------------------------------------------
(Cost $147,750,485)
Agricultural Operations 1.29%                                                                             $2,765,000
35,000                                   Ocean Spray Cranberries, Inc., 6.25% (R)                          2,765,000

Banks-Foreign 1.09%                                                                                        2,331,800
89,000                                   Australia and New Zealand Banking Group Ltd.,
                                          9.125% (Australia)                                               2,331,800
Broker Services  6.08%                                                                                    13,046,911
62,460                                   Bear Stearns Cos., Inc., 5.72%, Ser F                             2,520,261
102,700                                  Lehman Brothers Holdings, Inc., 5.67%,
                                          Depositary Shares, Ser D                                         4,159,350
90,400                                   Lehman Brothers Holdings, Inc., 5.94%, Ser C                      3,819,400
90,000                                   Merrill Lynch & Co., Inc., 9.00%, Depositary Shares, Ser A        2,547,900

Diversified Operations  0.62%                                                                              1,329,129
48,420                                   Grand Metropolitan Delaware, L.P., 9.42%, Gtd Ser A               1,329,129

Finance  4.84%                                                                                            10,368,050
175,000                                  Citigroup, Inc., 8.40%, Depositary Shares, Ser K                  4,471,250
72,000                                   J.P. Morgan Chase & Co., 6.625%, Depositary Shares, Ser H         3,700,800
64,200                                   MCN Financing II, 8.625%                                          1,605,000
12,000                                   USA Education, Inc., 6.97%, Ser A                                   591,000

Leasing Companies  1.01%                                                                                   2,169,000
90,000                                   AMERCO, 8.50%, Ser A                                              2,169,000

Media  4.49%                                                                                               9,633,557
200,453                                  Shaw Communications, Inc., 8.45%, Ser A (Canada)                  4,836,931
199,361                                  Shaw Communications, Inc., 8.50% (Canada)                         4,796,626


See notes to
financial statements.

6



SHARES                                   ISSUER                                                                VALUE

Oil & Gas  6.21%                                                                                         $13,316,825
45,278                                   Anadarko Petroleum Corp., 5.46%, Depositary Shares                3,961,825
50,000                                   Devon Energy Corp., 6.49%, Ser A                                  4,875,000
40,000                                   Lasmo America Ltd., 8.15% (R)                                     4,480,000

Utilities  43.07%                                                                                         92,363,334
225,000                                  Alabama Power Co., 5.20%                                          4,725,000
34,000                                   Baltimore Gas & Electric Co., 6.99%, Ser 1995                     3,527,500
47,029                                   Boston Edison Co., 4.25%                                          2,972,233
210,000                                  Coastal Finance I, 8.375%                                         5,250,000
115,000                                  El Paso Tennessee Pipeline Co., 8.25%, Ser A                      5,750,000
150,000                                  Energy East Capital Trust I, 8.25%                                3,780,000
42,000                                   Florida Power & Light Co., 6.75%, Ser U                           4,231,500
100,000                                  Hawaiian Electric Industries Capital Trust I, 8.36%               2,525,000
13,000                                   Idaho Power Co., 7.07%                                            1,339,000
212,900                                  MCN Michigan, L.P., 9.375%, Ser A                                 5,488,562
13,500                                   Massachusetts Electric Co., 6.99%                                 1,400,625
34,500                                   Monongahela Power Co., 7.73%, Ser L                               3,648,375
40,000                                   Montana Power Capital I, 8.45%, Ser A                               984,000
50,850                                   Montana Power Co., $6.875                                         4,830,750
37,000                                   PSI Energy, Inc., 6.875%                                          3,700,000
25,800                                   Public Service Electric & Gas Co., 6.92%                          2,605,800
254,000                                  Puget Sound Energy, Inc., 7.45%, Ser II                           6,477,000
28,000                                   Sierra Pacific Power Capital I, 8.60%                               694,400
210,000                                  Sierra Pacific Power Co., 7.80%, Ser 1 (Class A)                  5,302,500
50,000                                   South Carolina Electric & Gas Co., 6.52%                          4,950,000
185,000                                  Southern Union Financing I, 9.48%                                 4,654,600
190,335                                  TDS Capital Trust I, 8.50%                                        4,701,274
135,600                                  TDS Capital Trust II, 8.04%                                       3,328,980
25,300                                   TXU Electric Co., $1.875, Depositary Shares, Ser A                  631,235
36,000                                   TXU Electric Co., $7.98                                           3,825,000
10,000                                   Virginia Electric & Power Co., $7.05                              1,040,000



--------------------------------------------------------------------------------------------------------------------
COMMON STOCKS  30.63%                                                                                    $65,692,917
--------------------------------------------------------------------------------------------------------------------
(Cost $62,269,201)

Utilities  30.63%                                                                                         65,692,917
150,380                                  Alliant Energy Corp.                                              4,706,894
136,300                                  CH Energy Group, Inc.                                             5,533,780
101,000                                  DTE Energy Co.                                                    4,348,050
64,300                                   Dominion Resources, Inc.                                          3,816,205
236,000                                  Energy East Corp.                                                 4,745,960
107,000                                  Kansas City Power & Light Co.                                     2,791,630
126,000                                  KeySpan Corp.                                                     4,188,240
216,600                                  Montana Power Co.                                                 1,137,150
175,000                                  NSTAR                                                             7,332,500
130,000                                  OGE Energy Corp.                                                  2,843,100
2,787                                    Potomac Electric Power Co.                                           61,202
40,000                                   Progress Energy, Inc.                                             1,719,600
69,000                                   Progress Energy, Inc. (Contingent Value Obligation)                  31,050
216,900                                  Puget Energy, Inc.                                                4,661,181
93,500                                   Reliant Energy, Inc.                                              2,460,920


                                                           See notes to
                                                           financial statements.

                                                                               7




SHARES                                   ISSUER                                                                VALUE

Utilities (continued)
246,600                                  Sierra Pacific Resources                                         $3,723,660
141,000                                  TECO Energy, Inc.                                                 3,821,100
20,000                                   UtiliCorp United, Inc.                                              560,200
28,400                                   WPS Resources Corp.                                                 976,960
97,700                                   Western Resources, Inc.                                           1,616,935
164,000                                  Xcel Energy, Inc.                                                 4,616,600


                                                                         INTEREST         PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                       RATE           (000S OMITTED)         VALUE

--------------------------------------------------------------------------------------------------------------------
 SHORT-TERM INVESTMENTS  0.44%                                                                              $937,000
--------------------------------------------------------------------------------------------------------------------
(Cost $937,000)
Oil & Gas  0.44%
Chevron USA, Inc., Discount Commercial Paper, 10-01-01                   3.23%              $937             937,000

--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS  99.77%                                                                               $213,953,523
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET  0.23%                                                                    $487,403
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS  100.00%                                                                               $214,440,926
--------------------------------------------------------------------------------------------------------------------

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer.

(R) These securities are exempt from registration under Rule 144A of the
    Securities Act of 1933. These securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $7,245,000 or 3.38% of net assets as of September 30, 2001.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


See notes to
financial statements.

8


FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investments at value (cost $210,956,686)                            $213,953,523
Dividends receivable                                                   1,693,147
Other assets                                                              39,964
Total assets                                                         215,686,634

--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Due to custodian                                                          44,318
Dutch Auction Rate Transferable Securities
 preferred shares (DARTS) dividends payable                               87,985
Common shares dividends payable                                          809,070
Payable to affiliates                                                    204,491
Other payables and accrued expenses                                       99,844
Total liabilities                                                      1,245,708

--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
DARTS without par value, unlimited number
 of shares of beneficial interest authorized,
 685 shares issued, liquidation preference
 of $100,000 per share                                                68,500,000
Common shares - without par value, unlimited number
 of shares of beneficial interest authorized,
 14,979,601 outstanding                                              140,765,350
Accumulated net realized gain on investments                           2,472,473
Net unrealized appreciation of investments                             2,996,837
Distributions in excess of net investment income                        (293,734)
Net assets applicable to common shares
 ($9.74 per share based on
  common shares outstanding)                                         145,940,926
Net assets                                                          $214,440,926

-----------
ASSETS AND
LIABILITIES
-----------

September 30, 2001.

This Statement of Assets and Liabilities is the Fund's balance sheet. It shows the value of what the Fund owns, is due and owes. You'll also find the net asset value for each common share.



                                                           See notes to
                                                           financial statements.

                                                                               9


FINANCIAL STATEMENTS

----------
OPERATIONS
----------

For the year ended
September 30, 2001.

This Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends                                                            $14,833,219
Interest                                                                 213,708

Total investment income                                               15,046,927

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Investment management fee                                              1,842,137
Administration fee                                                       217,933
DARTS and auction fee                                                    178,143
Federal excise tax                                                        51,057
Miscellaneous                                                             75,178
Custodian fee                                                             58,690
Auditing fee                                                              54,350
Printing                                                                  43,987
Transfer agent fee                                                        40,355
Trustees' fee                                                              8,858
Legal fee                                                                  1,815

Total expenses                                                         2,572,503

Net investment income                                                 12,474,424

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain on investments                                       1,507,882
Change in net unrealized appreciation (depreciation)
 on investments                                                       (7,314,735)
Net realized and unrealized loss                                      (5,806,853)
Increase in net assets from operations                                 6,667,571
Distribution to DARTS                                                 (2,734,970)
Net increase in net assets applicable
 to common shareholders resulting from
 operations less DARTS distributions                                  $3,932,601


See notes to
financial statements.

10


FINANCIAL STATEMENTS


                                                     YEAR                   YEAR
                                                     ENDED                 ENDED
                                                     9-30-00             9-30-01

--------------------------------------------------------------------------------
INCREASE IN NET ASSETS
--------------------------------------------------------------------------------
From operations
Net investment income                                $12,742,470     $12,474,424
Net realized gain                                      1,355,216       1,507,882
Change in net unrealized
 appreciation (depreciation)                           2,127,059      (7,314,735)

Increase in net assets
 resulting from operations                            16,224,745       6,667,571

Distributions to shareholders
DARTS preferred shares                                (3,181,911)     (2,734,970)
Common shares -
 From net investment income                           (9,560,559)     (9,705,946)
 In excess of net investment income                     (145,283)              -
                                                     (12,887,753)    (12,440,916)

--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                  216,877,279     220,214,271
End of period1                                      $220,214,271    $214,440,926


1Includes distributions in excess of net investment income of $500,252 and $293,734, respectively.

----------
CHANGES IN
NET ASSETS
----------

This Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase due to the sale of common shares.


                                                           See notes to
                                                           financial statements.

                                                                              11


----------
FINANCIAL
HIGHLIGHTS
----------

COMMON SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.



PERIOD ENDED                                   9-30-97          9-30-98           9-30-99          9-30-00        9-30-01

-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $9.02            $9.88            $10.85            $9.91         $10.13
Net investment income1                            0.98             0.87              0.83             0.85           0.83
Net realized and unrealized
 gain (loss) on investments                       0.82             0.99             (0.90)            0.23          (0.39)
Total from
 investment operations                            1.80             1.86             (0.07)            1.08           0.44
Less distributions
Dividends to DARTS shareholders                  (0.19)           (0.19)            (0.18)           (0.21)         (0.18)
Dividends to common shareholders
 from net investment income                      (0.75)           (0.70)            (0.66)           (0.64)         (0.65)
Distributions to common shareholders
 in excess of net investment income                 -               - 2             (0.03)           (0.01)            -
                                                 (0.94)           (0.89)            (0.87)           (0.86)         (0.83)
Net asset value, end of period                   $9.88           $10.85             $9.91           $10.13          $9.74
Per share market
 value, end of period                            $9.38           $10.19             $8.81            $8.25          $8.75
Total return at market value (%)                 11.35            16.57             (7.01)            1.19          13.79

-------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets applicable
 to common shares,
 end of period (in millions)                      $148             $163              $148             $152           $146
Ratio of expenses
 to average net assets3 (%)                       1.87             1.65              1.66             1.75           1.72
Ratio of net investment income
 to average net assets4 (%)                      10.35             8.26              7.92             8.94           8.35
Portfolio turnover (%)                              56               32                18               19             23

-------------------------------------------------------------------------------------------------------------------------
SENIOR SECURITIES
-------------------------------------------------------------------------------------------------------------------------
Total DARTS outstanding (in millions)              $68              $68               $68              $68            $68
Asset coverage per unit5                      $308,832         $330,525          $323,124         $315,176       $318,208
Involuntary liquidation preference
 per unit6                                    $100,000         $100,000          $100,000         $100,000       $100,000
Approximate market value
 per unit6                                    $100,000         $100,000          $100,000         $100,000       $100,000

1 Based on the average of the shares outstanding at the end of each month.
2 Less than $0.01 per share.
3 Ratios calculated on the basis of expenses applicable to common shares relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of expenses would have been 1.24%, 1.26%, 1.15%, 1.15%, 1.18% and 1.18%, respectively.
4 Ratios calculated on the basis of net investment income applicable to common shares relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of net investment income would have been 6.75%, 6.97%, 5.75%, 5.52%, 6.03% and 5.72%, respectively.
5 Calculated by subtracting the Fund's total liabilities (excluding the DARTS) from the Fund's total assets, and dividing this amount by the number of DARTS outstanding as of the applicable 1940 Act Evaluation Date.
6 Plus accumulated and unpaid dividends.


See notes to
financial statements.

----------
NOTES TO
STATEMENTS
----------

NOTE A
Accounting

policies John Hancock Patriot Premium Dividend Fund I (the "FundO) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. The Fund determines the net asset value of the common shares each business day.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Federal income taxes

The Fund qualifies as a "regulated investment company"by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Additionally, net capital losses of $260,189 attributable to security transactions incurred after October 31, 2000 are treated as arising on the first day of the fund's next taxable year October 1, 2001.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Dutch Auction Rate Transferable Securities (DARTS) preferred stock Series A

The Fund issued 685 shares of Dutch Auction Rate Transferable Securities preferred stock Series A ("DARTSO) concurrently with the issuance of its common shares in the public offering. The underwriting discount was recorded as a reduction of the capital of the common shares. Dividends on the DARTS, which accrue daily, are cumulative at a rate which was established at the offering of the DARTS, and have been reset every 49 days thereafter by auction. Dividend rates ranged from 2.89% to 5.03% during the year ended September 30, 2001.

The DARTS are redeemable, at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The DARTS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the DARTS. If the dividend on the DARTS shall remain unpaid in an amount equal to two full years' dividends, the holders of the DARTS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the DARTS and the common shares have equal voting rights of one vote per share, except that the holders of the DARTS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the DARTS and common shares. The DARTS have a liquidation preference of $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the DARTS, as defined in the Fund's By-Laws.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with John Hancock Advisers, Inc. (the Adviser), a wholly owned subsidiary of The Berkeley Financial Group, Inc. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of 0.50% of the Fund's average weekly net assets plus 5.00% of the Fund's weekly gross income. The Adviser's total fee is limited to a maximum amount equal to 1.00% annually of the Fund's average weekly net assets. For the year ended September 30, 2001, the advisory fee incurred did not exceed the maximum advisory fee allowed.

The Fund has an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and distribution services. The Adviser receives a monthly administration fee equivalent, on an annual basis, to 0.10% of the Fund's average weekly net assets.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation.

Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund common share transactions

This listing illustrates the reclassification of capital accounts and the number of common shares outstanding at the beginning and end of the last two periods, along with the corresponding dollar value.

                               YEAR ENDED 9-30-00            YEAR ENDED 9-30-01
                            SHARES         AMOUNT          SHARES        AMOUNT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Beginning of period     14,979,601   $140,817,977     14,979,601   $140,818,196
Reclassification of
EEcapital accounts               -            219              -        (52,846)
End of period           14,979,601   $140,818,196     14,979,601   $140,765,350

NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended September 30, 2001, aggregated $51,596,317 and $50,326,241, respectively.

The cost of investments owned at September 30, 2001 (including short-term investments) for federal income tax purposes was $210,956,964. Gross unrealized appreciation and depreciation of investments aggregated $10,319,513 and $7,322,954, respectively, resulting in net unrealized appreciation of $2,996,559.

NOTE E
Reclassification of capital accounts

During the year ended September 30, 2001, the Fund has reclassified amounts to reflect a decrease in accumulated net realized gain on investments of $120,164, a decrease in distributions in excess of net investment income of $173,010 and a decrease in capital paid-in of $52,846. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of September 30, 2001. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment income per share in the financial highlights excludes these adjustments.

---------
AUDITOR'S
REPORT
---------

Report of Deloitte & Touche LLP, Independent Auditors

The Board of Directors and Shareholders,

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of John Hancock Patriot Premium Dividend Fund I (the "FundO) as of September 30, 2001, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2001, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 2, 2001

-----------
TAX
INFORMATION
-----------

Unaudited.

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund paid during its taxable year ended September 30, 2001.

All of the dividends paid for the fiscal year are taxable as ordinary income. Distributions to preferred and common shareholders were 79.4% qualified for the dividends-received deduction available to corporations.

Shareholders will be mailed a 2001 U.S. Treasury Department Form 1099-DIV in January 2002. This will reflect the tax character of all distributions for calendar year 2001.

INVESTMENT OBJECTIVE AND POLICY

The Fund's investment objective is to provide high current income, consistent with modest growth of capital for holders of its common shares. The Fund will pursue its objective by investing in a diversified portfolio of dividend- paying preferred and common equity securities.

The Fund's non-fundamental investment policy, with respect to the quality of ratings of its portfolio investments, was changed by a vote of the Fund's Trustees on September 13, 1994. The new policy, which became effective October 15, 1994, stipulates that preferred stocks and debt obligations in which the Fund will invest will be rated investment grade (at least "BBB"by S&P or "Baa"by Moody's) at the time of investment or will be preferred stocks of issuers of investment-grade senior debt, some of which may have speculative characteristics, or, if not rated, will be of comparable quality as determined by the Adviser. The Fund will invest in common stocks of issuers whose senior debt is rated investment grade or, in the case of issuers who have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality.

DIVIDEND REINVESTMENT PLAN

The Fund provides shareholders with a Dividend Reinvestment Plan ("the PlanO) which offers the opportunity to earn compounded yields. Each holder of common shares will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02210, as agent for the common shareholders, unless an election is made to receive cash. Holders of common shares who elect not to participate in the Plan will receive all distributions in cash, paid by check, mailed directly to the shareholder of record (or if the common shares are held in street or other nominee name then to the nominee) by the Plan Agent, as dividend-disbursing agent. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

If the Fund declares a dividend payable either in common shares or in cash, nonparticipants will receive cash and participants in the Plan will receive the equivalent in common shares. If the market price of the common shares on the payment date for the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued common shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the common shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participant's accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date, after such date except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Common shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant. Proxy material relating to the shareholder's meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market plus the cost of any shares issued by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described above.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on Form 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used to purchase them (including the amount of cash allocated to brokerage commissions paid on such purchases).

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).

SHAREHOLDER COMMUNICATION AND ASSISTANCE

If you have any questions concerning the John
Hancock Patriot Premium Dividend Fund I, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

State Street Bank
and Trust Company
P.O. Box 8200
Boston, MA 02266-8200
1-800-426-5523

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

SHAREHOLDER MEETING (UNAUDITED)

On March 29, 2001, the Annual Meeting of shareholders of the Fund was held to elect three Trustees and to ratify the actions of the Trustees in selecting independent auditors for the Fund.

The common shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

                                                               WITHHELD
                                          FOR                 AUTHORITY
                                          ---                 ---------

Steven R. Pruchansky                   9,025,166               208,383

Norman H. Smith                        9,055,985               177,564

The preferred shareholders elected Stephen L. Brown to serve until his respective successors are duly elected and qualified, with the votes tabulated as follows: 450 FOR and 0 WITHHELD AUTHORITY.

The shareholders also ratified the Trustees' selection of Deloitte & Touche LLP as the Fund's independent auditors for the fiscal year ending September 30, 2001, with the votes tabulated as follows: 8,998,484 FOR, 35,590 AGAINST and 199,924 ABSTAINING.

TRUSTEES
James F. Carlin*
William H. Cunningham
John M. DeCiccio
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Lt. Gen. Norman H. Smith,
 USMC (Ret.)
John P. Toolan*
*Members of the Audit Committee

OFFICERS
Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, NY 10286

TRANSFER AGENT FOR
COMMON SHAREHOLDERS
State Street Bank & Trust Company
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT
FOR DARTS
Bankers Trust Company
4 Albany Street
New York, New York 10005

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116-5022

STOCK SYMBOL
Listed New York Stock Exchange:
PDF

For shareholder assistance
refer to page 19

-----------
FOR YOUR
INFORMATION
-----------


--------------------------------------------------------------------------------

                                                                      HOW TO
                                                                      CONTACT US


On the Internet                         www.jhfunds.com

By regular mail                         State Street Bank and Trust Company
                                        P.O. Box 8200
                                        Boston, MA 02266-8200

Customer service representatives        1-800-426-5523

24-hour automated information           1-800-843-0090

--------------------------------------------------------------------------------

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        JOHN HANCOCK FUNDS                                           PAID
                                                               S. Hackensack, NJ
         1-800-426-5523                                          Permit No. 750
         1-800-843-0090                                        -----------------

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